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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01466

                                  Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through December 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    PIODX
                        Class C    PCODX
                        Class R    PIORX
                        Class Y    PYODX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       41

Approval of Investment Advisory Agreement                                     43

Trustees, Officers and Service Providers                                      48

                                       Pioneer Fund | Annual Report | 12/31/15 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Fund | Annual Report | 12/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                       Pioneer Fund | Annual Report | 12/31/15 3

Portfolio Management Discussion | 12/31/15

In the following discussion, John A. Carey and Jeff Kripke* discuss the market environment during the 12-month period ended December 31, 2015, and Pioneer Fund's performance during the period. Mr. Carey, Executive Vice President and a portfolio manager at Pioneer, and Mr. Kripke, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q How would you describe the market environment for equities during the 12-month period ended December 31, 2015?

A The domestic stock market ebbed and flowed during the 12-month period. Over the first half of the year, U.S. stocks, as measured by the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 1.23%. While that number was positive, it somewhat masked the underlying concerns that affected market activity, including a sharp drop in oil prices, which began plummeting around the middle of 2014 and never really stopped, save for a brief rally in the early part of 2015. Moreover, daily stories of geopolitical issues ranging from the Middle East and Africa to the Ukraine reminded investors of the ever-present risks arising from international tension and instability. Greece and its financial woes also kept the markets on edge about the long-term prospects for the euro zone, and the faltering economies of Brazil, Venezuela, and Argentina affected market sentiment about the emerging markets.

     In the second half of the year, market volatility increased significantly. The volatility was driven mainly by investors' concerns about slowing economic growth in China and the potential effects that would have on the global economy, the impact of falling commodity prices (oil resumed its downward spiral beginning around mid-June), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the
     Fed). In August, more volatility arrived when the Chinese government devalued the nation's currency, the yuan, which raised the possibility of further global currency devaluations.

     Over the full 12-month period, the S&P 500 returned 1.39%. In December, however, the S&P 500 turned negative (-1.58%), a reflection of the increased market volatility over the final months of the year.

* Effective July 1, 2015, Jeff Kripke, a senior vice president and portfolio manager at Pioneer, was added to the Fund's management team.

4 Pioneer Fund | Annual Report | 12/31/15

     Within the equity market, growth stocks significantly outperformed value stocks over the 12-month period, as investors gravitated toward stocks of companies that appeared able to achieve higher earnings in an economy expanding at only a moderate pace. As noted earlier, throughout the period there was a market expectation, finally fulfilled in December, that the Fed would raise short-term interest rates, and a resulting cautiousness towards stocks in sectors and industries felt to be vulnerable to higher rates, including utilities, real-estate investment trusts (REITs), and industrials, among others. The strong U.S. dollar - strong to a degree because of the belief that rates were going higher - hampered business for many exporting companies, particularly machinery manufacturers and consumer-products makers.

     Finally, an intense fascination with the internet, online sales, biotech, and other "cutting-edge" enterprises drained investment dollars from more "old-line"-type businesses and led to quite strong performance by a select list of hyper-growth "stories;" and plodding, sluggish performance by many other stocks.

Q How did the Fund perform in that environment during the 12-month period ended December 31, 2015?

A Pioneer Fund's Class A shares returned -0.43% at net asset value during the 12-month period ended December 31, 2015, while the Fund's benchmark, the S&P 500 Index, returned 1.39%. During the same period, the average return of the 876 mutual funds in Lipper's Large-Cap Core Funds category was -0.55%, and the average return of the 1,606 mutual funds in Morningstar's Large Blend Funds category was -1.07%.

Q What were the main reasons for the Fund's underperformance of the S&P 500 benchmark during the 12-month period ended December 31, 2015?

A Stock selection results were the main factor in the Fund's underperformance of the benchmark during the 12-month period. In particular, stock selection in health care and consumer discretionary detracted the most from relative returns.

     In consumer discretionary, the main drag on the Fund's benchmark-relative results was not owning Amazon, a very strong performer during the period. Among holdings in the sector, media-related companies struggled the most, as shares of John Wiley & Sons, the largest portfolio holding for much of the period, CBS, and Scripps Networks Interactive detracted from relative returns. John Wiley's performance suffered due to the strong U.S. dollar and corresponding weakness in foreign currencies, as the company generates half of its sales outside the U.S. In addition, cutbacks in university library budgets and the continued migration of textbooks from print to digital

                                       Pioneer Fund | Annual Report | 12/31/15 5
     formats has hurt John Wiley's bottom line. The stock of media giant CBS declined in the wake of concerns about consumers canceling cable TV subscriptions and opting instead for streaming video-on-demand (known as "cord-cutting"), as well as market concerns about advertising rates.

     In health care, the Fund's position in Alder Biopharmaceuticals was the main detractor from relative returns in the sector. Political rhetoric about prescription drug pricing early in the U.S. Presidential campaign season and an overall slump in the biopharmaceutical industry combined to drag down Alder's stock price. Finally, in the financials sector, while overall stock selection results were positive, the Fund's holdings in the banking industry detracted from benchmark-relative performance, as the Fed's decision not to raise interest rates until near the end of the period had a negative effect on banks in general (banks tend to fare well in a rising-rate environment).

Q Which factors or individual positions contributed to the Fund's bench-mark-relative performance during the 12-month period ended December 31, 2015?

A Asset allocation decisions were a positive contributor to the Fund's relative returns during the period, led by portfolio underweights to the struggling energy, telecommunication services, and utilities sectors. In addition, stock selection results in the information technology and energy sectors were solidly positive, while stock selection in financials, materials, and consumer staples also contributed to relative performance.

     Within information technology, the Fund's overweight positions (relative to the S&P 500) in Google (now known as Alphabet), Microsoft, and Fiserv boosted relative results. In energy, not owning ExxonMobil, which struggled along with the rest of the sector, and good timing with our purchases and sales of Chevron's stock were the main contributors to relative returns (the Fund did not own Chevron when its stock price was down, but after we added it to the portfolio, the shares rose in value).

     Other positions that contributed to the Fund's relative results during the period included insurer Chubb (financials), which received a takeover bid, and, in health care, medical-device company C.R. Bard, which performed well. Finally, the Fund's benchmark-relative returns benefited from not owning shares of Berkshire Hathaway (financials) or retail giant Wal-Mart (consumer staples), both of which underperformed during the 12-month period.

6 Pioneer Fund | Annual Report | 12/31/15

Q Could you discuss some of the changes, if any, made in the Fund's portfolio since the mid-summer additions to the management team?

A We do not consider any of the transactions made in the Fund's portfolio over the past few months to represent changes in process or investment philosophy, per se, but rather as a refocusing on the Fund's traditional investment style, featuring a strong emphasis on intense research and a bottom-up, value-oriented stock-picking process.

     The biggest adjustment since July is a narrowing in the number of names held, which has resulted in a more concentrated portfolio. The Fund, as of period end, held roughly 70 names, down from more than 90 names a few months ago.

     We have taken a somewhat more conservative, "up-in-quality" investment approach, given the current uncertainties in the markets and the global economy, with an increased focus on stocks of more established, dividend-paying* companies with solid managements, which are not as dependent on the state of the global economy. In managing the Fund, we seek to identify industry-leading companies with good fundamentals, sustainable earnings, and under-levered balance sheets that are generating free cash flow, and that have the potential for future growth. We also have reduced the number of international companies in the portfolio due to the deeper economic uncertainties overseas and the diverging central-bank policies, as compared with the Fed's current policy course.

Q Could you discuss some of the positions you bought and sold during the 12-month period ended December 31, 2015?

A While energy companies have struggled mightily over the past year, there are some well-established, dividend-paying firms in the sector that we like, including Chevron (discussed earlier) and Schlumberger, and we added both names to the Fund's portfolio during the period. The same goes for the utilities sector, where we added to the Fund's existing position in American Electric Power, another established company that fits our investment criteria. In health care, we added shares of Medtronic, which, like C.R. Bard, is a medical-device company. The medical-device industry has fared much better than expected since the advent of the Affordable Care Act, and we have begun to focus the Fund's health care holdings in that area. Also in health care, we added Baxalta, a biopharmaceutical firm that subsequently received a takeover bid from Shire. Finally, in information technology, we increased the portfolio's stakes in both Alphabet and Microsoft, which performed well during the period and are examples of the types of well-established companies with solid managements that we favor owning.

*    Dividends are not guaranteed.

                                       Pioneer Fund | Annual Report | 12/31/15 7

     As for sales during the period, we took down the Fund's weighting in health care due to concerns about drug pricing and other potential ramifications of increased political rhetoric. Sales in the sector included the aforementioned Alder Biopharmaceuticals, and health insurer Humana, which we sold due to concerns about increased government scrutiny of the company's proposed takeover by Aetna.

     In line with our theme of owning larger, established companies, we also sold positions in some smaller energy names such as Southwestern Energy, Marathon Oil, and Cabot Oil & Gas. In consumer discretionary, we eliminated the Fund's position in CBS and sold down the John Wiley position, due to the struggles experienced by both companies, which we discussed earlier.

Q Did the Fund invest in any derivatives during the 12-month period ended December 31, 2015?

A    No. The Fund had no exposure to derivatives during the period.

Q    What is your outlook for 2016?

     As we enter a new year, we find equity valuations to be fair, and perhaps even slightly undervalued. We believe the Fed, having increased short-term interest rates in December, will follow through on its apparent goal to enact a series of small rate hikes throughout the year. Once the Fed's interest-rate policies become clearer as the year progresses, we think the market should regain some of the momentum it lost over the final few months of 2015.

     There remain several concerns around the globe that could have a negative effect on market sentiment, including slowing economic growth in China, the continued depression of oil/commodity prices, and geopolitical unrest. In addition, with 2016 a Presidential election year in the U.S., the political rhetoric coming from the various candidates as well as the outcome of the election itself are factors that investors are likely to take into consideration.

     We believe the Fund's portfolio is well positioned for a more volatile market environment, given our focus on owning what we believe are high-quality, large-cap stocks of companies with strong balance sheets, most of which have a history of paying dividends. We believe those types of companies stand the best chance of continuing to prosper, even in a more difficult environment.

8 Pioneer Fund | Annual Report | 12/31/15

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                       Pioneer Fund | Annual Report | 12/31/15 9

Portfolio Summary | 12/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.3%
International Common Stocks                                                 1.8%
Depositary Receipts for International Stocks                                0.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.9%
Information Technology                                                     19.2%
Health Care                                                                18.4%
Consumer Discretionary                                                     10.6%
Consumer Staples                                                           10.6%
Industrials                                                                 8.4%
Energy                                                                      6.0%
Materials                                                                   3.5%
Utilities                                                                   3.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Microsoft Corp.                                                        4.67%
--------------------------------------------------------------------------------
 2. Chevron Corp.                                                          3.37
--------------------------------------------------------------------------------
 3. General Electric Co.                                                   3.32
--------------------------------------------------------------------------------
 4. Bank of America Corp.                                                  3.15
--------------------------------------------------------------------------------
 5. Alphabet, Inc.                                                         3.14
--------------------------------------------------------------------------------
 6. Apple, Inc.                                                            3.12
--------------------------------------------------------------------------------
 7. American Electric Power Co., Inc.                                      3.02
--------------------------------------------------------------------------------
 8. Wells Fargo & Co.                                                      3.00
--------------------------------------------------------------------------------
 9. CVS Health Corp.                                                       2.81
--------------------------------------------------------------------------------
10. Pfizer, Inc.                                                           2.77
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Fund | Annual Report | 12/31/15

Prices and Distributions | 12/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        12/31/15                       12/31/14
--------------------------------------------------------------------------------
          A                            $31.92                         $36.67
--------------------------------------------------------------------------------
          C                            $29.20                         $33.97
--------------------------------------------------------------------------------
          R                            $32.04                         $36.80
--------------------------------------------------------------------------------
          Y                            $32.18                         $36.94
--------------------------------------------------------------------------------

Distributions per Share: 1/1/15-12/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term          Long-Term
         Class           Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.2991                  $   --           $4.3392
--------------------------------------------------------------------------------
          C             $0.0623                  $   --           $4.3392
--------------------------------------------------------------------------------
          R             $0.1851                  $   --           $4.3392
--------------------------------------------------------------------------------
          Y             $0.4104                  $   --           $4.3392
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                                      Pioneer Fund | Annual Report | 12/31/15 11

Performance Update | 12/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                    Net            Public
                    Asset          Offering         S&P
                    Value          Price            500
Period              (NAV)          (POP)            Index
--------------------------------------------------------------------------------
10 Years             5.88%          5.26%            7.30%
5 Years              9.03           7.74            12.55
1 Year              -0.43          -6.16             1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fund                 S&P 500 Index
12/05             $ 9,425                      $10,000
12/06             $10,969                      $11,578
12/07             $11,485                      $12,214
12/08             $ 7,536                      $ 7,696
12/09             $ 9,363                      $ 9,733
12/10             $10,834                      $11,201
12/11             $10,337                      $11,435
12/12             $11,361                      $13,263
12/13             $15,117                      $17,557
12/14             $16,760                      $19,956
12/15             $16,689                      $20,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fund | Annual Report | 12/31/15

Performance Update | 12/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                S&P
               If              If               500
Period         Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years        5.06%           5.06%            7.30%
5 Years         8.18            8.18            12.55
1 Year         -1.23           -1.23             1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fund        S&P 500 Index
12/05               $10,000             $10,000
12/06               $11,552             $11,578
12/07               $12,001             $12,214
12/08               $ 7,812             $ 7,696
12/09               $ 9,630             $ 9,733
12/10               $11,055             $11,201
12/11               $10,466             $11,435
12/12               $11,415             $13,263
12/13               $15,068             $17,557
12/14               $16,581             $19,956
12/15               $16,377             $20,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                      Pioneer Fund | Annual Report | 12/31/15 13

Performance Update | 12/31/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                     Net
                                     Asset       S&P
                                     Value       500
Period                               (NAV)       Index
--------------------------------------------------------------------------------
10 Years                              5.61%       7.30%
5 Years                               8.67       12.55
1 Year                               -0.77        1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.27%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fund            S&P 500 Index
12/05             $10,000                 $10,000
12/06             $11,623                 $11,578
12/07             $12,152                 $12,214
12/08             $ 7,964                 $ 7,696
12/09             $ 9,870                 $ 9,733
12/10             $11,382                 $11,201
12/11             $10,831                 $11,435
12/12             $11,867                 $13,263
12/13             $15,726                 $17,557
12/14             $17,385                 $19,956
12/15             $17,252                 $20,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fund | Annual Report | 12/31/15

Performance Update | 12/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                     Net
                                     Asset       S&P
                                     Value       500
Period                               (NAV)       Index
--------------------------------------------------------------------------------
10 Years                              6.29%       7.30%
5 Years                               9.39       12.55
1 Year                               -0.14        1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Fund        S&P 500 Index
12/05             $5,000,000          $ 5,000,000
12/06             $5,843,727          $ 5,789,055
12/07             $6,142,127          $ 6,106,846
12/08             $4,049,468          $ 3,847,906
12/09             $5,056,272          $ 4,866,499
12/10             $5,874,016          $ 5,600,567
12/11             $5,626,302          $ 5,717,489
12/12             $6,205,397          $ 6,631,575
12/13             $8,281,611          $ 8,778,330
12/14             $9,212,002          $ 9,977,796
12/15             $9,198,873          $10,116,767

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                      Pioneer Fund | Annual Report | 12/31/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from July 1, 2015 through December 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 7/1/15
--------------------------------------------------------------------------------
Ending Account               $  989.47     $  985.63     $  987.76     $  990.87
Value on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    4.91     $    8.81     $    6.51     $    3.41
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.76%, 1.30%, and 0.68%, for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Fund | Annual Report | 12/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 7/1/15
--------------------------------------------------------------------------------
Ending Account               $1,020.27     $1,016.33     $1,018.65     $1,021.78
Value on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    4.99     $    8.94     $    6.61     $    3.47
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.76%, 1.30%, and 0.68%, for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                      Pioneer Fund | Annual Report | 12/31/15 17

Schedule of Investments | 12/31/15

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
              COMMON STOCKS -- 99.4%
              ENERGY -- 6.0%
              Oil & Gas Drilling -- 0.5%
   434,389    Helmerich & Payne, Inc.                                        $    23,261,531
--------------------------------------------------------------------------------------------
              Oil & Gas Equipment & Services -- 0.9%
   641,039    Schlumberger, Ltd.                                             $    44,712,470
--------------------------------------------------------------------------------------------
              Integrated Oil & Gas -- 3.4%
 1,765,002    Chevron Corp.                                                  $   158,779,580
--------------------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 0.8%
   559,672    EOG Resources, Inc.                                            $    39,619,181
--------------------------------------------------------------------------------------------
              Oil & Gas Refining & Marketing -- 0.4%
   233,069    Phillips 66                                                    $    19,065,044
                                                                             ---------------
              Total Energy                                                   $   285,437,806
--------------------------------------------------------------------------------------------
              MATERIALS -- 3.6%
              Diversified Chemicals -- 1.6%
 1,461,523    The Dow Chemical Co.                                           $    75,239,204
--------------------------------------------------------------------------------------------
              Specialty Chemicals -- 2.0%
   504,292    Ecolab, Inc.                                                   $    57,680,919
   435,751    The Valspar Corp.                                                   36,145,545
                                                                             ---------------
                                                                             $    93,826,464
                                                                             ---------------
              Total Materials                                                $   169,065,668
--------------------------------------------------------------------------------------------
              CAPITAL GOODS -- 6.8%
              Aerospace & Defense -- 0.9%
   409,096    Honeywell International, Inc.                                  $    42,370,073
--------------------------------------------------------------------------------------------
              Building Products -- 0.2%
   109,118    Allegion Plc                                                   $     7,193,059
--------------------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.3%
 5,024,716    General Electric Co.                                           $   156,519,903
--------------------------------------------------------------------------------------------
              Construction & Farm Machinery & Heavy Trucks -- 0.4%
   386,763    PACCAR, Inc.                                                   $    18,332,566
--------------------------------------------------------------------------------------------
              Industrial Machinery -- 2.0%
   617,577    Illinois Tool Works, Inc.                                      $    57,237,036
   698,972    Ingersoll-Rand Plc                                                  38,646,162
                                                                             ---------------
                                                                             $    95,883,198
                                                                             ---------------
              Total Capital Goods                                            $   320,298,799
--------------------------------------------------------------------------------------------
              TRANSPORTATION -- 1.6%
              Railroads -- 1.6%
   974,699    Union Pacific Corp.                                            $    76,221,462
                                                                             ---------------
              Total Transportation                                           $    76,221,462
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fund | Annual Report | 12/31/15

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
              MEDIA -- 4.0%
              Broadcasting -- 1.6%
 1,404,136    Scripps Networks Interactive, Inc.                             $    77,522,349
--------------------------------------------------------------------------------------------
              Movies & Entertainment -- 1.9%
   850,783    The Walt Disney Co.                                            $    89,400,278
--------------------------------------------------------------------------------------------
              Publishing -- 0.5%
   559,765    John Wiley & Sons, Inc. (Class A)                              $    25,206,218
                                                                             ---------------
              Total Media                                                    $   192,128,845
--------------------------------------------------------------------------------------------
              RETAILING -- 6.5%
              General Merchandise Stores -- 2.2%
 1,434,913    Dollar General Corp.                                           $   103,127,197
--------------------------------------------------------------------------------------------
              Apparel Retail -- 2.2%
   527,907    Ross Stores, Inc.                                              $    28,406,676
 1,110,272    The TJX Companies, Inc.                                             78,729,388
                                                                             ---------------
                                                                             $   107,136,064
--------------------------------------------------------------------------------------------
              Home Improvement Retail -- 2.1%
   759,600    The Home Depot, Inc.                                           $   100,457,100
                                                                             ---------------
              Total Retailing                                                $   310,720,361
--------------------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 2.8%
              Drug Retail -- 2.8%
 1,356,222    CVS Health Corp.                                               $   132,597,825
                                                                             ---------------
              Total Food & Staples Retailing                                 $   132,597,825
--------------------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 7.2%
              Soft Drinks -- 2.7%
   450,966    Dr. Pepper Snapple Group, Inc.                                 $    42,030,031
 1,936,696    The Coca-Cola Co.                                                   83,200,460
                                                                             ---------------
                                                                             $   125,230,491
--------------------------------------------------------------------------------------------
              Packaged Foods & Meats -- 4.5%
 1,109,867    Campbell Soup Co.                                              $    58,323,511
   961,594    General Mills, Inc.                                                 55,445,510
   513,879    Mead Johnson Nutrition Co.                                          40,570,747
   676,598    The Hershey Co.                                                     60,399,903
                                                                             ---------------
                                                                             $   214,739,671
                                                                             ---------------
              Total Food, Beverage & Tobacco                                 $   339,970,162
--------------------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
              Household Products -- 0.6%
   224,281    The Clorox Co.                                                 $    28,445,559
                                                                             ---------------
              Total Household & Personal Products                            $    28,445,559
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 19

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 7.2%
                  Health Care Equipment -- 5.3%
   730,140        Abbott Laboratories                                        $    32,790,587
   449,863        Becton Dickinson and Co.                                        69,319,390
   284,673        CR Bard, Inc.                                                   53,928,453
 1,206,269        Medtronic Plc                                                   92,786,211
                                                                             ---------------
                                                                             $   248,824,641
--------------------------------------------------------------------------------------------
                  Health Care Distributors -- 0.4%
   102,196        McKesson Corp.                                             $    20,156,117
--------------------------------------------------------------------------------------------
                  Managed Health Care -- 1.5%
   675,629        Aetna, Inc.                                                $    73,049,007
                                                                             ---------------
                  Total Health Care Equipment & Services                     $   342,029,765
--------------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 11.1%
                  Biotechnology -- 3.6%
   676,326        AbbVie, Inc.                                               $    40,065,552
 1,226,599        Baxalta, Inc.                                                   47,874,159
   680,088        Celgene Corp.*                                                  81,447,339
                                                                             ---------------
                                                                             $   169,387,050
--------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 6.2%
 1,188,777        AstraZeneca Plc (A.D.R.)                                   $    40,358,979
   386,937        Eli Lilly & Co.                                                 32,603,312
 4,040,053        Pfizer, Inc.                                                   130,412,911
 1,959,470        Zoetis, Inc.                                                    93,897,802
                                                                             ---------------
                                                                             $   297,273,004
--------------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -- 1.3%
   426,090        Thermo Fisher Scientific, Inc.                             $    60,440,866
                                                                             ---------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences       $   527,100,920
--------------------------------------------------------------------------------------------
                  BANKS -- 10.2%
                  Diversified Banks -- 7.8%
 8,834,795        Bank of America Corp.                                      $   148,689,600
 1,895,654        US Bancorp                                                      80,887,556
 2,598,318        Wells Fargo & Co.                                              141,244,566
                                                                             ---------------
                                                                             $   370,821,722
--------------------------------------------------------------------------------------------
                  Regional Banks -- 2.4%
 1,789,555        Citizens Financial Group, Inc.                             $    46,868,445
   688,927        The PNC Financial Services Group, Inc.                          65,661,632
                                                                             ---------------
                                                                             $   112,530,077
                                                                             ---------------
                  Total Banks                                                $   483,351,799
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Annual Report | 12/31/15

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 3.8%
                  Consumer Finance -- 0.8%
   527,869        American Express Co.                                       $    36,713,289
--------------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 0.9%
   644,608        State Street Corp.                                         $    42,776,187
--------------------------------------------------------------------------------------------
                  Investment Banking & Brokerage -- 2.1%
 2,227,634        Morgan Stanley Co.                                         $    70,861,038
   904,473        The Charles Schwab Corp.                                        29,784,296
                                                                             ---------------
                                                                             $   100,645,334
                                                                             ---------------
                  Total Diversified Financials                               $   180,134,810
--------------------------------------------------------------------------------------------
                  INSURANCE -- 5.9%
                  Multi-line Insurance -- 2.2%
 2,407,885        The Hartford Financial Services Group, Inc.                $   104,646,682
--------------------------------------------------------------------------------------------
                  Property & Casualty Insurance -- 3.7%
   933,138        The Chubb Corp.                                            $   123,771,424
   452,398        The Travelers Companies, Inc.                                   51,057,638
                                                                             ---------------
                                                                             $   174,829,062
                                                                             ---------------
                  Total Insurance                                            $   279,475,744
--------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 14.7%
                  Internet Software & Services -- 5.7%
   190,179        Alphabet, Inc. (Class A)                                   $   147,961,164
    49,264        Alphabet, Inc. (Class C)                                        37,385,464
   486,981        eBay, Inc.*                                                     13,382,238
   701,962        Facebook, Inc.*                                                 73,467,343
                                                                             ---------------
                                                                             $   272,196,209
--------------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 3.5%
   694,495        Automatic Data Processing, Inc.                            $    58,837,616
   620,487        Fiserv, Inc.*                                                   56,749,741
   636,567        Visa, Inc.                                                      49,365,771
                                                                             ---------------
                                                                             $   164,953,128
--------------------------------------------------------------------------------------------
                  Systems Software -- 5.5%
   495,686        Check Point Software Technologies, Ltd.*                   $    40,338,927
 3,966,269        Microsoft Corp.                                                220,048,607
                                                                             ---------------
                                                                             $   260,387,534
                                                                             ---------------
                  Total Software & Services                                  $   697,536,871
--------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 3.1%
                  Computer Storage & Peripherals -- 3.1%
 1,398,875        Apple, Inc.                                                $   147,245,582
                                                                             ---------------
                  Total Technology Hardware & Equipment                      $   147,245,582
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 21

--------------------------------------------------------------------------------------------
Shares                                                                       Value
--------------------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
              Semiconductors -- 1.3%
 1,102,530    Analog Devices, Inc.                                           $    60,991,960
                                                                             ---------------
              Total Semiconductors & Semiconductor Equipment                 $    60,991,960
--------------------------------------------------------------------------------------------
              UTILITIES -- 3.0%
              Electric Utilities -- 3.0%
 2,440,714    American Electric Power Co., Inc.                              $   142,220,405
                                                                             ---------------
              Total Utilities                                                $   142,220,405
--------------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $3,339,247,359)                                          $ 4,714,974,343
--------------------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.4%
              (Cost $3,339,247,359) (a)                                      $ 4,714,974,343
--------------------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 0.6%                             $    27,096,746
--------------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                                     $ 4,742,071,089
============================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,339,692,157 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                             $1,430,832,512

          Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                          (55,550,326)
                                                                                   --------------
          Net unrealized appreciation                                              $1,375,282,186
                                                                                   ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015 aggregated $2,525,170,296 and $3,015,694,951, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Annual Report | 12/31/15

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund's investments:

----------------------------------------------------------------------------------
                            Level 1             Level 2    Level 3  Total
----------------------------------------------------------------------------------
Common Stocks               $4,714,974,343      $  --      $   --   $4,714,974,343
----------------------------------------------------------------------------------
Total                       $4,714,974,343      $  --      $   --   $4,714,974,343
==================================================================================

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of December 31, 2015.

----------------------------------------------------------------------------------
                            Level 1             Level 2    Level 3  Total
----------------------------------------------------------------------------------
Assets:
Foreign currency, at value  $  --               $15        $  --    $15
----------------------------------------------------------------------------------
Total                       $  --               $15        $  --    $15
==================================================================================

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 23

Statement of Assets and Liabilities | 12/31/15

ASSETS:
   Investment in securities (cost $3,339,247,359)                           $4,714,974,343
   Cash                                                                         54,088,006
   Foreign currency, at value (cost $17)                                                15
   Receivables --
      Fund shares sold                                                             980,630
      Dividends                                                                  7,526,648
   Other assets                                                                     44,452
-------------------------------------------------------------------------------------------
         Total assets                                                       $4,777,614,094
===========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                       $   29,492,737
      Fund shares repurchased                                                    5,140,396
      Trustee fees                                                                     934
      Distributions                                                                 25,028
   Due to affiliates                                                               709,964
   Accrued expenses                                                                173,946
-------------------------------------------------------------------------------------------
         Total liabilities                                                  $   35,543,005
===========================================================================================
NET ASSETS:
   Paid-in capital                                                          $3,149,838,213
   Undistributed net investment income                                             681,465
   Accumulated net realized gain on investments and foreign
      currency transactions                                                    215,826,275
   Net unrealized appreciation on investments                                1,375,726,984
   Net unrealized depreciation on other assets and liabilities denominated
      in foreign currencies                                                         (1,848)
-------------------------------------------------------------------------------------------
         Total net assets                                                   $4,742,071,089
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $4,402,309,640/137,925,143 shares)                     $        31.92
   Class C (based on $129,719,829/4,442,122 shares)                         $        29.20
   Class R (based on $56,380,289/1,759,593 shares)                          $        32.04
   Class Y (based on $153,661,331/4,774,838 shares)                         $        32.18
MAXIMUM OFFERING PRICE:
   Class A ($31.92 (divided by) 94.25%)                                     $        33.87
===========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Annual Report | 12/31/15

Statement of Operations

For the Year Ended 12/31/15

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $91,204)               $   93,067,823
   Interest                                                                    8,178
------------------------------------------------------------------------------------------------------
         Total investment income                                                       $   93,076,001
------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees
      Basic fee                                                       $   30,239,871
      Performance adjustment                                              (3,499,094)
   Transfer agent fees
      Class A                                                              5,257,983
      Class C                                                                 84,842
      Class R                                                                  9,973
      Class Y                                                                  4,839
      Class Z*                                                                   161
   Distribution fees
      Class A                                                             11,520,827
      Class C                                                              1,513,250
      Class R                                                                307,976
   Shareholder communications expense                                      2,467,744
   Administrative expense                                                  1,517,506
   Custodian fees                                                             81,256
   Registration fees                                                         123,997
   Professional fees                                                         211,330
   Printing expense                                                           75,701
   Fees and expenses of nonaffiliated Trustees                               244,762
   Miscellaneous                                                             182,119
------------------------------------------------------------------------------------------------------
      Total expenses                                                                   $   50,345,043
------------------------------------------------------------------------------------------------------
         Net investment income                                                         $   42,730,958
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $  732,786,245
      Class Actions                                                        1,117,258
      Other assets and liabilities denominated in foreign currencies          51,005   $  733,954,508
------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                     $ (797,074,943)
      Other assets and
         liabilities denominated in foreign currencies                        (1,831)  $ (797,076,774)
------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      class actions and foreign currency transactions                                  $  (63,122,266)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                $  (20,391,308)
======================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            12/31/15         12/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $   42,730,958   $   47,979,916
Net realized gain (loss) on investments, class actions and
   foreign currency transactions                               733,954,508      835,762,250
Change in net unrealized appreciation (depreciation)
   on investments and foreign currency transactions           (797,076,774)    (344,089,375)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                    $  (20,391,308)  $  539,652,791
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.30 and $0.36 per share, respectively)     $  (38,787,330)  $  (43,286,338)
      Class C ($0.06 and $0.08 per share, respectively)           (286,086)        (358,512)
      Class R ($0.19 and $0.22 per share, respectively)           (318,281)        (394,837)
      Class Y ($0.41 and $0.48 per share, respectively)         (2,496,131)      (3,602,462)
      Class Z* ($0.19 and $0.42 per share, respectively)            (4,924)          (9,858)
Net realized gain:
      Class A ($4.34 and $6.42 per share, respectively)       (533,679,450)    (720,263,364)
      Class C ($4.34 and $6.42 per share, respectively)        (17,612,577)     (25,854,954)
      Class R ($4.34 and $6.42 per share, respectively)         (6,897,102)     (10,244,800)
      Class Y ($4.34 and $6.42 per share, respectively)        (18,590,278)     (44,925,999)
      Class Z* ($0.00 and $6.42 per share, respectively)                --         (123,833)
--------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $ (618,672,159)  $ (849,064,957)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  280,076,226   $  255,595,413
Reinvestment of distributions                                  584,643,591      795,751,153
Cost of shares repurchased                                    (766,407,798)    (743,158,175)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $   98,312,019   $  308,188,391
--------------------------------------------------------------------------------------------
      Net decrease in net assets                            $ (540,751,448)  $   (1,223,775)
NET ASSETS:
Beginning of year                                           $5,282,822,537   $5,284,046,312
--------------------------------------------------------------------------------------------
End of year                                                 $4,742,071,089   $5,282,822,537
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $      681,465   $      952,128
============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Annual Report | 12/31/15

----------------------------------------------------------------------------------------------
                                Year Ended    Year Ended          Year Ended    Year Ended
                                12/31/15      12/31/15            12/31/14      12/31/14
                                Shares        Amount              Shares        Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       5,397,097   $    196,161,746      4,604,900   $ 184,237,724
Reinvestment of distributions    16,921,193        549,990,962     19,702,826     730,715,726
Less shares repurchased         (14,351,119)      (518,465,862)   (12,841,584)   (511,187,497)
----------------------------------------------------------------------------------------------
      Net increase                7,967,171   $    227,686,846     11,466,142   $ 403,765,953
==============================================================================================
Class B*
Shares sold or exchanged                 --   $             --          8,994   $     345,622
Reinvestment of distributions            --                 --             --              --
Less shares repurchased                  --                 --       (783,985)    (31,232,150)
----------------------------------------------------------------------------------------------
      Net decrease                       --   $             --       (774,991)  $ (30,886,528)
==============================================================================================
Class C
Shares sold                         898,855   $     29,338,312        718,381   $  25,751,139
Reinvestment of distributions       369,787         10,940,138        431,978      14,782,193
Less shares repurchased          (1,554,463)       (51,493,725)      (780,455)    (29,100,860)
----------------------------------------------------------------------------------------------
      Net increase (decrease)      (285,821)  $    (11,215,275)       369,904   $  11,432,472
==============================================================================================
Class R
Shares sold                         221,930   $      8,140,801        166,231   $   6,677,929
Reinvestment of distributions       216,112          7,033,006        279,046      10,373,026
Less shares repurchased            (482,255)       (17,453,079)      (809,330)    (32,150,928)
----------------------------------------------------------------------------------------------
      Net decrease                  (44,213)  $     (2,279,272)      (364,053)  $ (15,099,973)
==============================================================================================
Class Y
Shares sold                       1,292,868   $     46,298,709        967,963   $  38,454,061
Reinvestment of distributions       505,957         16,674,561      1,061,920      39,746,517
Less shares repurchased          (4,842,707)      (177,943,823)    (3,512,408)   (139,087,481)
----------------------------------------------------------------------------------------------
      Net decrease               (3,043,882)  $   (114,970,553)    (1,482,525)  $ (60,886,903)
==============================================================================================
Class Z**
Shares sold                           3,644   $        136,658          3,452   $     128,938
Reinvestment of distributions           132              4,924          3,588         133,691
Less shares repurchased             (28,230)        (1,051,309)        (9,956)       (399,259)
----------------------------------------------------------------------------------------------
      Net decrease                  (24,454)  $       (909,727)        (2,916)  $    (136,630)
==============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 27

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year         Year
                                                             Ended            Ended        Ended        Ended        Ended
                                                             12/31/15         12/31/14     12/31/13     12/31/12     12/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    36.67       $    39.18   $    32.45   $    38.62   $    40.96
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.31(b)    $     0.37   $     0.38   $     0.48   $     0.46
   Net realized and unrealized gain (loss) on investments         (0.42)            3.90        10.22         3.14        (2.34)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.11)      $     4.27   $    10.60   $     3.62   $    (1.88)
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.30)      $    (0.36)  $    (0.38)  $    (0.49)  $    (0.46)
   Net realized gain                                              (4.34)           (6.42)       (3.49)       (9.30)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (4.64)      $    (6.78)  $    (3.87)  $    (9.79)  $    (0.46)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (4.75)      $    (2.51)  $     6.73   $    (6.17)  $    (2.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    31.92       $    36.67   $    39.18   $    32.45   $    38.62
=================================================================================================================================
Total return*                                                     (0.43)%(c)       10.86%       33.06%        9.90%       (4.59)%
Ratio of net expenses to average net assets (a)                    0.98%            0.96%        0.97%        1.01%        1.09%
Ratio of net investment income (loss) to average net assets        0.86%            0.94%        1.02%        1.24%        1.11%
Portfolio turnover rate                                              50%              25%           7%          41%          10%
Net assets, end of period (in thousands)                     $4,402,310       $4,766,086   $4,642,106   $3,839,361   $3,976,835
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.46)%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Annual Report | 12/31/15

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year         Year
                                                             Ended            Ended        Ended        Ended        Ended
                                                             12/31/15         12/31/14     12/31/13     12/31/12     12/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  33.97         $  36.75     $  30.64     $  36.99     $  39.26
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.02(b)      $   0.06     $   0.09     $   0.17     $   0.13
   Net realized and unrealized gain (loss) on investments       (0.39)            3.66         9.62         2.99        (2.23)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.37)        $   3.72     $   9.71     $   3.16     $  (2.10)
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.06)        $  (0.08)    $  (0.11)    $  (0.21)    $  (0.17)
   Net realized gain                                            (4.34)           (6.42)       (3.49)       (9.30)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (4.40)        $  (6.50)    $  (3.60)    $  (9.51)    $  (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (4.77)        $  (2.78)    $   6.11     $  (6.35)    $  (2.27)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.20         $  33.97     $  36.75     $  30.64     $  36.99
=================================================================================================================================
Total return*                                                   (1.23)%(c)       10.04%       32.00%        9.06%       (5.33)%
Ratio of net expenses to average net assets (a)                  1.76%            1.73%        1.74%        1.80%        1.87%
Ratio of net investment income (loss) to average net assets      0.07%            0.16%        0.25%        0.45%        0.33%
Portfolio turnover rate                                            50%              25%           7%          41%          10%
Net assets, end of period (in thousands)                     $129,720         $160,608     $160,158     $135,811     $147,166
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.26)%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 29

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year         Year
                                                             Ended            Ended        Ended        Ended        Ended
                                                             12/31/15         12/31/14     12/31/13     12/31/12     12/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 36.80          $ 39.27      $ 32.51      $  38.67     $  41.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.19(b)       $  0.25      $  0.25      $   0.36     $   0.34
   Net realized and unrealized gain (loss) on investments      (0.42)            3.92        10.21          3.14        (2.33)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.23)         $  4.17      $ 10.46      $   3.50     $  (1.99)
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.19)         $ (0.22)     $ (0.21)     $  (0.36)    $  (0.34)
   Net realized gain                                           (4.34)           (6.42)       (3.49)        (9.30)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (4.53)         $ (6.64)     $ (3.70)     $  (9.66)    $  (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (4.76)         $ (2.47)     $  6.76      $  (6.16)    $  (2.33)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 32.04          $ 36.80      $ 39.27      $  32.51     $  38.67
=================================================================================================================================
Total return*                                                  (0.77)%(c)       10.56%       32.52%         9.57%       (4.85)%
Ratio of net expenses to average net assets (a)                 1.30%            1.27%        1.34%         1.33%        1.38%
Ratio of net investment income (loss) to average net assets     0.54%            0.61%        0.64%         0.92%        0.83%
Portfolio turnover rate                                           50%              25%           7%           41%          10%
Net assets, end of period (in thousands)                     $56,380          $66,382      $85,141      $104,042     $127,377
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.80)%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Annual Report | 12/31/15

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year         Year
                                                             Ended            Ended        Ended        Ended        Ended
                                                             12/31/15         12/31/14     12/31/13     12/31/12     12/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  36.94         $  39.40     $  32.61     $  38.75     $    41.09
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.42(b)      $   0.55     $   0.53     $   0.75     $     0.60
   Net realized and unrealized gain (loss) on investments       (0.43)            3.89        10.24         3.03          (2.34)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.01)        $   4.44     $  10.77     $   3.78     $    (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.41)        $  (0.48)    $  (0.49)    $  (0.62)    $    (0.60)
   Net realized gain                                            (4.34)           (6.42)       (3.49)       (9.30)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (4.75)        $  (6.90)    $  (3.98)    $  (9.92)    $    (0.60)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (4.76)        $  (2.46)    $   6.79     $  (6.14)    $    (2.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  32.18         $  36.94     $  39.40     $  32.61     $    38.75
=================================================================================================================================
Total return*                                                   (0.14)%(c)       11.23%       33.46%       10.29%         (4.22)%
Ratio of net expenses to average net assets (a)                  0.68%            0.66%        0.63%        0.66%          0.72%
Ratio of net investment income (loss) to average net assets      1.14%            1.23%        1.35%        1.54%          1.49%
Portfolio turnover rate                                            50%              25%           7%          41%            10%
Net assets, end of period (in thousands)                     $153,661         $288,846     $366,513     $514,457     $1,860,141
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.17)%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/15 31

Notes to Financial Statements | 12/31/15

1.   Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

During the period covered by this report, the Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

32 Pioneer Fund | Annual Report | 12/31/15

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

                                   Pioneer Fund | Annual Report | 12/31/15    33

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial

34 Pioneer Fund | Annual Report | 12/31/15 statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Fund reclassified $1,108,869 to decrease undistributed net investment income, $1,108,869 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2015, the Fund had a capital loss carryforward of $148,347, which will expire in 2016 if not utilized.

     During the year ended December 31, 2015, a capital loss carryforward of $148,347 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                     2015                   2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                         $ 41,892,752           $ 47,652,007
     Long-term capital gain                   576,779,407            801,412,950
     ---------------------------------------------------------------------------
          Total                              $618,672,159           $849,064,957
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $      398,409
     Undistributed long-term capital gain                            216,702,476
     Capital loss carryforward                                          (148,347)
     Net unrealized appreciation                                   1,375,280,338
     ---------------------------------------------------------------------------
          Total                                                   $1,592,232,876
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and on the tax-basis adjustments on common stocks.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $567,342 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2015.

                                      Pioneer Fund | Annual Report | 12/31/15 35

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Fund had no open repurchase agreements.

36 Pioneer Fund | Annual Report | 12/31/15

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.55% on assets over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Standard and Poor's 500 Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the year ended December 31, 2015, the aggregate performance adjustment resulted in a decrease to the basic fee of $3,499,094. For the year ended December 31, 2015, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.53% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $108,201 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data services serves as the transfer agent to the fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,895,930
Class C                                                                  198,746
Class R                                                                  128,887
Class Y                                                                  243,227
Class Z                                                                      954
--------------------------------------------------------------------------------
  Total                                                               $2,467,744
================================================================================

                                      Pioneer Fund | Annual Report | 12/31/15 37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $476,051 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at December 31, 2015.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125,712 in distribution fees payable to PFD at December 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2015, CDSCs in the amount of $9,207 were paid to PFD.

38 Pioneer Fund | Annual Report | 12/31/15

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the year ended December 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended December 31, 2015, the average daily amount of borrowings outstanding during the period was $8,666,667. The related weighted average annualized interest rate for the period was 0.98%, and the total interest expense on such borrowings was $1,987, which is included in miscellaneous expense, located on the Statement of Operations. As of December 31, 2015, there were no borrowings outstanding.

7. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended December 31, 2015:

-----------------------------------------------------------------------------------------
                Beginning                             Ending
                Balance     Purchases   Sales         Balance    Dividend
 Affiliates     (shares)    (shares)    (shares)      (shares)   Income       Value
-----------------------------------------------------------------------------------------
 John Wiley &
  Sons, Inc.    2,736,229   --          (2,176,464)   559,765    $2,455,920   $25,206,218
=========================================================================================

                                      Pioneer Fund | Annual Report | 12/31/15 39

8. Conversion of Class B and Class Z Shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Fund were converted to Class A shares.

As of the close of business on August 7, 2015, all outstanding Class Z shares of the Fund were converted to Class Y shares.

40 Pioneer Fund | Annual Report | 12/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
February 23, 2016

                                      Pioneer Fund | Annual Report | 12/31/15 41

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

42 Pioneer Fund | Annual Report | 12/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                                      Pioneer Fund | Annual Report | 12/31/15 43

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

44 Pioneer Fund | Annual Report | 12/31/15

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund's performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                                      Pioneer Fund | Annual Report | 12/31/15 45

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

46 Pioneer Fund | Annual Report | 12/31/15 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                                      Pioneer Fund | Annual Report | 12/31/15 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Fund | Annual Report | 12/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 - present);       Director, Broadridge
Chairman of the Board       Serves until a         Chairman (2008 - 2013) and Chief Executive Officer       Financial Solutions,
and Trustee                 successor trustee      (2008 - 2012), Quadriserv, Inc. (technology              Inc. (investor
                            is elected or          products for securities lending industry); and           communications and
                            earlier retirement     Senior Executive Vice President, The Bank of New         securities processing
                            or removal.            York (financial and securities services) (1986 -         provider for financial
                                                   2004)                                                    services industry) (2009
                                                                                                            - present); Director,
                                                                                                            Quadriserv, Inc. (2005 -
                                                                                                            2013); and Commissioner,
                                                                                                            New Jersey State Civil
                                                                                                            Service Commission (2011
                                                                                                            - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital Advisors          Director of New York
Trustee                     Serves until a         (corporate advisory services company) (1997 - 2004       Mortgage Trust (publicly
                            successor trustee      and 2008 - present); Interim Chief Executive             -traded mortgage REIT)
                            is elected or          Officer, Oxford Analytica, Inc. (privately-held          (2004 - 2009, 2012 -
                            earlier retirement     research and consulting company) (2010); Executive       present); Director of
                            or removal.            Vice President and Chief Financial Officer,              The Swiss Helvetia Fund,
                                                   I-trax, Inc. (publicly traded health care services       Inc. (closed- end fund)
                                                   company) (2004 - 2007); and Executive Vice                (2010 - present);
                                                   President and Chief Financial Officer, Pedestal          Director of Oxford
                                                   Inc. (internet-based mortgage trading company)           Analytica, Inc. (2008 -
                                                   (2000 - 2002); Private consultant (1995-1997),           present); and Director
                                                   Managing Director, Lehman Brothers (investment           of Enterprise Community
                                                   banking firm) (1992-1995); and Executive, The World      Investment, Inc.
                                                   Bank (1979-1992)                                         (privately-held
                                                                                                            affordable housing
                                                                                                            finance company) (1985 -
                                                                                                            2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman        Trustee since 2008.    William Joseph Maier Professor of Political              Trustee, Mellon
(71)                        Serves until a         Economy, Harvard University (1972 - present)             Institutional Funds
Trustee                     successor trustee                                                               Investment Trust and
                            is elected or                                                                   Mellon Institutional
                            earlier retirement                                                              Funds Master Portfolio
                            or removal.                                                                     (oversaw 17 portfolios
                                                                                                            in fund complex) (1989-
                                                                                                            2008)
------------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/15 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham        Trustee since 1990.    Founding Director, Vice President and Corporate          None
(68)                        Serves until a         Secretary, The Winthrop Group, Inc. (consulting
Trustee                     successor trustee      firm) (1982 - present); Desautels Faculty of
                            is elected or          Management, McGill University (1999 - present); and
                            earlier retirement     Manager of Research Operations and Organizational
                            or removal.            Learning, Xerox PARC, Xerox's advance research
                                                   center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)    Trustee since 1982.    President and Chief Executive Officer, Newbury,          Director of New America
Trustee                     Serves until a         Piret & Company, Inc. (investment banking firm)          High Income Fund, Inc.
                            successor trustee      (1981 - present)                                         (closed-end investment
                            is elected or                                                                   company) (2004 -
                            earlier retirement                                                              present); and Member,
                            or removal.                                                                     Board of Governors,
                                                                                                            Investment Company
                                                                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services) (2012 -         None
Trustee                     Serves until a         present); Executive Vice President, BNY Mellon
                            successor trustee      (financial and investment company services) (1969 -
                            is elected or          2012); Director, BNY International Financing Corp.
                            earlier retirement     (financial services) (2002 - 2012); and Director,
                            or removal.            Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Fund | Annual     Report | 12/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*     Trustee since 2014.    Director and Executive Vice President (since 2008) and   None
Trustee                     Serves until a         Chief Investment Officer, U.S. (since 2010) of PIM-USA;
                            successor trustee is   Executive Vice President of Pioneer (since 2008);
                            elected or earlier     Executive Vice President of Pioneer Institutional Asset
                            retirement or          Management, Inc. (since 2009); and Portfolio Manager of
                            removal.               Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                                      Pioneer Fund | Annual Report | 12/31/15 51

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**     Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds                Trustee of Pioneer
Advisory Trustee            since 2014.            (healthcare workers union pension funds) (2001 -         closed-end investment
                                                   present); Vice President - International                 companies (5 portfolios)
                                                   Investments Group, American International Group,         (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group, Shearson
                                                   Lehman Hutton, Inc. (investment bank) (1987 -
                                                   1988); and Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

52 Pioneer Fund | Annual Report | 12/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)          Since 2014. Serves     Chair, Director, CEO and President of Pioneer            Trustee of Pioneer
President and Chief         at the discretion      Investment Management-USA (since September 2014);        closed-end investment
Executive Officer           of the Board.          Chair, Director, CEO and President of Pioneer            companies (5 portfolios)
                                                   Investment Management, Inc. (since September 2014);      (Sept. 2015 - present)
                                                   Chair, Director, CEO and President of Pioneer Funds
                                                   Distributor, Inc. (since September 2014); Chair,
                                                   Director, CEO and President of Pioneer Institutional
                                                   Asset Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan Stanley
                                                   Investment Management (2010 - 2013); and Director of
                                                   Institutional Business, CEO of International, Eaton
                                                   Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley       Since 2003. Serves     Vice President and Associate General Counsel of          None
(51)                        at the discretion      Pioneer since January 2008; Secretary and Chief Legal
Secretary and Chief         of the Board.          Officer of all of the Pioneer Funds since June 2010;
Legal Officer                                      Assistant Secretary of all of the Pioneer Funds from
                                                   September 2003 to May 2010; and Vice President and
                                                   Senior Counsel of Pioneer from July 2002 to December
                                                   2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)      Since 2010. Serves     Fund Governance Director of Pioneer since December       None
Assistant Secretary         at the discretion      2006 and Assistant Secretary of all the Pioneer Funds
                            of the Board.          since June 2010; Manager - Fund Governance of Pioneer
                                                   from December 2003 to November 2006; and Senior
                                                   Paralegal of Pioneer from January 2000 to November
                                                   2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)           Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and             None
Assistant Secretary         at the discretion      Assistant Secretary of all the Pioneer Funds since
                            of the Board.          June 2010; and Counsel of Pioneer from June 2007 to
                                                   May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)        Since 2008. Serves     Vice President - Fund Treasury of Pioneer; Treasurer     None
Treasurer and Chief         at the discretion      of all of the Pioneer Funds since March 2008; Deputy
Financial and               of the Board.          Treasurer of Pioneer from March 2004 to February
Accounting Officer                                 2008; and Assistant Treasurer of all of the Pioneer
                                                   Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/15 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)       Since 2000. Serves at  Director - Fund Treasury of Pioneer; and Assistant       None
Assistant Treasurer         the discretion of the  Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)          Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and  None
Assistant Treasurer         the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)       Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer   None
Assistant Treasurer         the discretion of the  since November 2008; Assistant Treasurer of all of the
                            Board.                 Pioneer Funds since January 2009; and Client Service
                                                   Manager - Institutional Investor Services at State
                                                   Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)        Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the       None
Chief Compliance Officer    the discretion of the  Pioneer Funds since March 2010; Chief Compliance Officer
                            Board.                 of Pioneer Institutional Asset Management, Inc. since
                                                   January 2012; Chief Compliance Officer of Vanderbilt
                                                   Capital Advisors, LLC since July 2012: Director of
                                                   Adviser and Portfolio Compliance at Pioneer since
                                                   October 2005; and Senior Compliance Officer for Columbia
                                                   Management Advisers, Inc. from October 2003 to October
                                                   2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)        Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and     None
Anti-Money                  the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Laundering Officer          Board.                 since 2006
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Fund | Annual Report | 12/31/15

                           This page for your notes.

                                      Pioneer Fund | Annual Report | 12/31/15 55

                           This page for your notes.

56 Pioneer Fund | Annual Report | 12/31/15

                           This page for your notes.

                                      Pioneer Fund | Annual Report | 12/31/15 57

                           This page for your notes.

58 Pioneer Fund | Annual Report | 12/31/15

                           This page for your notes.

                                      Pioneer Fund | Annual Report | 12/31/15 59

                           This page for your notes.

60 Pioneer Fund | Annual Report | 12/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 18627-10-0216

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Fund:
The audit fees for the Fund were $25,501 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $25,241 for the year ended December 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $7,100
payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $7,100 for the year ended December 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $7,100 for the year ended December 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2016

* Print the name and title of each signing officer under his or her signature.